Exhibit 99.1

The following presentation was published on Southwestern Energy Company's website on January 11, 2024 for information regarding the proposed merger between Chesapeake Energy Corporation and Southwestern Energy Company

Accelerating America’s Energy Reach Fueling a More Affordable, Reliable and Lower Carbon Future JANUARY 11, 2024

Accelerating America’s Energy Reach 2 ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed transaction between Chesapeake Energy Corporation (“Chesapeake”) and Southwestern Energy Comp any (“Southwestern”), Chesapeake intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S - 4 (the “registration statement”) to register the shares of Chesapeake’ s common stock to be issued in connection with the proposed transaction. The registration statement will include a joint proxy statement of Chesapeake and Southwestern and will also constitute a prospectus of Chesap eak e (the “joint proxy statement/prospectus”). Each of Chesapeake and Southwestern may also file other documents regarding the proposed transaction with the SEC. This document is not a substitute for the joint proxy s tat ement/prospectus or the registration statement or any other document that Chesapeake or Southwestern may file with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMEN T/ PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTI ON, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CHE SAP EAKE, SOUTHWESTERN, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS. After the registration statement has been declared effective, a definitive joint proxy statement/prospectus will be mailed to th e stockholders of Chesapeake and Southwestern. Investors will be able to obtain free copies of the registration statement and joint proxy statement/prospectus and other relevant documents containing important information abo ut Chesapeake, Southwestern and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov . Copies of the documents filed with the SEC by Chesapeake may be obtained free of charge on Chesapeake’s website at http://investors.chk.com/ . Copies of the documents filed with the SEC by Southwestern may be obtained free of charge on Southwestern’s website at https://ir.swn.com/CorporateProfile/default.aspx . PARTICIPANTS IN THE SOLICITATION Chesapeake and Southwestern and certain of their respective directors, executive officers and other members of management and em ployees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction contemplated by the joint proxy statement/prospectus. Information regarding Chesapeake’s direct ors and executive officers and their ownership of Chesapeake’s securities is set forth in Chesapeake’s filings with the SEC, including Chesapeake’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2022 , and its Proxy Statement on Schedule 14A, which was filed with the SEC on April 28, 2023. To the extent such person’s ownership of Chesapeake’s securities has changed since the filing of Chesapeake’s proxy sta tem ent, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC thereafter. Information regarding Southwestern’s directors and executive officers and their ownersh ip of Southwestern’s securities is set forth in Southwestern’s filings with the SEC, including Southwestern’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2022, and its Proxy Statement on Schedule 14A, which was filed with the SEC on April 5, 2023. To the extent such person’s ownership of Southwestern’s securities has changed since the filing of Southwestern’s proxy statement, such changes have been or will b e r eflected on Statements of Change in Ownership on Form 4 filed with the SEC thereafter. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proxy so licitations may be obtained by reading the joint proxy statement/prospectus and other relevant materials that will be filed with the SEC regarding the proposed transaction when such documents become available. Y ou may obtain free copies of these documents as described in the preceding paragraph. NO OFFER OR SOLICITATION This communication relates to the proposed transaction between Chesapeake and Southwestern. This communication is for informa tio nal purposes only and shall not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to th e p roposed transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Information for Investors and Stockholders

Accelerating America’s Energy Reach 3 This communication contains “forward - looking statements” within the meaning of the federal securities laws. Forward - looking stat ements may be identified by words such as “anticipates,” “believes,” “cause,” “continue,” “could,” “depend,” “develop,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “have,” “impact,” “implement,” “increa se, ” “intends,” “lead,” “maintain,” “may,” “might,” “plans,” “potential,” “possible,” “projected,” “reduce,” “remain,” “result,” “scheduled,” “seek,” “should,” “will,” “would” and other similar words or expressions. The abse nce of such words or expressions does not necessarily mean the statements are not forward - looking. Forward - looking statements are not statements of historical fact and reflect Chesapeake’s and Southwestern’s current views about future events. These forward - looking statements include, but are not limited to, statements regarding the proposed transaction between Chesapeake and Southwestern, the expected closing of the proposed transaction and the timing thereof and the proforma combined company and its operations, strategies and plans, integration, enhancements to investment grade credit profile, emissions profile, debt levels and leverage ratio, capit al expenditures, liquidity, return on capital employed, net asset value, cost of capital, operating cash flows, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, capital structur e, achievement of investment - grade credit rating, expected accretion to earnings NAV, ROCE, cash flow and free cash flow, anticipated dividends, and natural gas portfolio, demand for products, quality of inventory and abil ity to deliver affordable lower carbon energy. Information adjusted for the proposed transaction should not be considered a forecast of future results. Although we believe our forward - looking statements are reasonable, statements ma de regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Forward - looking statements are based on current exp ectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. Actual outcomes and results may differ materially from the results stated or implied in the forward - looking statements included in this communication due to a number of factors, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the possibility that Ch esa peake stockholders may not approve the issuance of Chesapeake’s common stock in connection with the proposed transaction; the possibility that the stockholders of Southwestern may not approve the merger agreement; the ris k t hat Chesapeake or Southwestern may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or required governmental and regulatory approvals may delay the merger or result in th e i mposition of conditions that could cause the parties to abandon the merger; the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disrupti on of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Chesapeake’s common stoc k o r Southwestern’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transac tio n and its announcement could have an adverse effect on the ability of Chesapeake and Southwestern to retain and hire key personnel, on the ability of and Southwestern to attract third - party customers and maintain its relationship s with derivatives counterparties and on Chesapeake’s and Southwestern’s operating results and businesses generally; the risk that problems Chesapeake may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as eff ectively and efficiently as expected; the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transacti on or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected; the volatility in commodity prices for cru de oil and natural gas, the presence or recoverability of estimated reserves; the ability to replace reserves; environmental risks, drilling and operating risks, including the potential liability for remedial actions or assessments unde r e xisting or future environmental regulations and litigation; exploration and development risks; the effect of future regulatory or legislative actions on the companies or the industry in which they operate, including the risk of new re str ictions with respect to oil and natural gas development activities; the risk that the credit ratings of the combined business may be different from what the companies expect; the ability of management to execute its plans to meet its go als and other risks inherent in Chesapeake’s and Southwestern’s businesses; public health crises, such as pandemics and epidemics, and any related government policies and actions; the potential disruption or interruption of Ch esapeake’s or Southwestern’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond Chesapeake’s or Southwestern’s control; and t he combined company’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry. Other unpredictable or unknown factors not discussed in this communication could also have materi al adverse effects on forward - looking statements. All such factors are difficult to predict and are beyond Chesapeake’s or Southwestern’s control, including those detailed in Che sapeake’s annual reports on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Form 8 - K that are available on its website at http://investors.chk.com/ and on the SEC’s website at http://www.sec.gov , and those detailed in Southwestern’s annual reports on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Form 8 - K that are available on Southwestern’s website at https://ir.swn.com/CorporateProfile/default.aspx and on the SEC’s website at http://www.sec.gov . Forward - looking statements are based on the estimates and opinions of management at the time the statements are made. Chesapeake and Southwestern undertake no obligation to publicly correct or update the forward - looking statements in this communication, in other documents, or on their respective websites to reflect new information, future events or otherwise, except as required b y a pplicable law. All such statements are expressly qualified by this cautionary statement. Readers are cautioned not to place undue reliance on these forward - looking statements that speak only as of the date hereof. This presentation contains certain financial measures that are not prepared or presented in accordance with generally accepte d a ccounting principles (“GAAP”). These non - GAAP financial measures include EBITDAX and net debt. Non - GAAP financial measures are not measurements of financial performance under GAAP and should not be alternatives to amounts presented in accordance with GAAP. Chesapeake and Southwestern view these non - GAAP financial measures as supplemental and they are not intended to be a substitute for, or superior to, the information pr ovided by GAAP financial results. Forward - Looking Statements

Accelerating America’s Energy Reach 4 Accelerating America’s Energy Reach Pro Forma Ownership ~60% / ~40% Chesapeake / Southwestern Stock - for - Stock Exchange 0.0867 shares of CHK common stock for each share of SWN common stock Combined Enterprise Value ~$24 billion TRANSACTION OVERVIEW Expanding Board: 7 CHK / 4 SWN Non - Exec Chairman: Mike Wichterich President and CEO: Nick Dell’Osso Company will assume a new name upon close HQ in OKC with material presence in Houston PREMIER PORTFOLIO REACHING MORE MARKETS SYNERGIES + ACCRETION CAPITAL STRUCTURE SUSTAINABILITY LEADERSHIP Significant synergies and accretive to all financial metrics including shareholder returns Creates platform to expand marketing and trading business to reach more markets, mitigate price volatility and increase revenue Investment Grade quality capital structure that handles volatility and buffers returns Sustainability leadership through 100% certified Responsibly Sourced Gas (RSG) volumes Premier natural gas portfolio with favorable market access and growth upside to deliver affordable energy for consumers

STRATEGIC PILLARS Superior Capital Returns Deep, Attractive Inventory Premier Balance Sheet Sustainability Leadership Most efficient operator, returning more cash to shareholders than domestic gas peers Premium rock, returns, runway with best - in - class execution Investment Grade quality balance sheet provides strategic through - cycle advantages Consistent and measurable progress on our path to net zero COMBINATION METRICS ~$1.0B – $1.5B of per annum dividends at current strip >5,000 pro forma gross locations across Appalachia and Haynesville Accelerates path to Investment Grade rating and lowers cost of capital 100% RSG certified across all basins and production Accelerating America’s Energy Reach 5 Combination Advances Strategic Pillars PREMIER PORTFOLIO REACHING MORE MARKETS SYNERGIES + ACCRETION CAPITAL STRUCTURE SUSTAINABILITY LEADERSHIP

LA TX OH WV PA PA NY Clear Industrial Logic with Complementary Positions in Premium Basins Accelerating America’s Energy Reach 6 Premier Natural Gas Portfolio PREMIER PORTFOLIO REACHING MORE MARKETS SYNERGIES + ACCRETION CAPITAL STRUCTURE SUSTAINABILITY LEADERSHIP Note: 3 Q23 actual production for CHK and SWN from public filings; Excludes Eagle Ford CHK SWN ~ 7.9 bcfe/d >5,000 gross locations > 15 years of inventory ▪ Provides capital allocation flexibility and the ability to grow volumes ▪ >25 geographically diverse sales points ▪ Improves scale and credit quality, enhancing deliverability to consumers HAYNESVILLE Louisiana: ~650,000 net acres, ~3.3 bcfe/d, 100% dry gas Ohio & West Virginia: ~530,000 net acres, ~1.8 bcfe/d, 65% dry gas Pennsylvania: ~650,000 net acres, ~2.8 bcfe/d, 100% dry gas APPALACHIA

Creates a Globally Relevant Natural Gas Producer 3Q23 Actual Gas Production (bcf/d) 7.9 7.7 7.1 7.0 5.7 5.0 4.9 3.1 2.9 2.3 2.3 2.1 1.8 1.7 1.6 1.4 1.4 1.4 1.1 CVX XOM CHK + SWN SHEL BP EQT EQNR TTE COP CTRA TOU AR WDS OXY EOG OVV RRC CNX ARX DVN Accelerating America’s Energy Reach 7 Scale Enhances Ability to Deliver Affordable Gas to Consumers 7.3 PREMIER PORTFOLIO REACHING MORE MARKETS SYNERGIES + ACCRETION CAPITAL STRUCTURE SUSTAINABILITY LEADERSHIP Note: 3 Q23 actual production for CHK and SWN from public filings; Excludes Eagle Ford

Accelerating America’s Energy Reach 8 ▪ Diversified portfolio with >25 sales points ▪ Scaled assets in proximity to Gulf Coast / LNG corridor ▪ Link up to 20% of production to international markets ▪ Establishes global platform to enhance marketing and trading business based in Houston Together We Are LNG Ready PREMIER PORTFOLIO REACHING MORE MARKETS SYNERGIES + ACCRETION CAPITAL STRUCTURE SUSTAINABILITY LEADERSHIP Results in: ▪ Improved access to new domestic and international markets through delivery enhanced by infrastructure, storage and customer relationships ▪ Reduced sensitivity to commodity price volatility and enhanced revenues ▪ Increased cash flow certainty and returns APP: Northeast/ Citygate: ~10% APP: Greater Appalachia: ~30% APP: Midwest: ~1 % HV: GC LNG Corridor: ~ 20% HV: Gulf Coast: ~26% APP: Southeast: ~3% APP: GC LNG Corridor: ~2 % APP: Gulf Coast: ~7% APP: Canada: ~1% CHK SWN Corporate HQ Marketing and Trading Org

Accelerating America’s Energy Reach 9 Identified Synergies Enhance Shareholder Value Complementary Operations Lead to Significant Pro Forma Synergies Annual Synergies ($ millions) (1) Capital P&L ~$400/yr PREMIER PORTFOLIO REACHING MORE MARKETS SYNERGIES + ACCRETION CAPITAL STRUCTURE SUSTAINABILITY LEADERSHIP Immediately accretive across all metrics Cash flow per share, free cash flow per share, NAV per share and ROCE Lowers corporate breakevens through operational efficiencies Improved drilling performance, extended laterals and infrastructure optimization Improves credit and cost of capital Further upside potential beyond quantified synergies (1) Expect to achieve full synergies by 2026 ~20% more dividends per share projected over next five years $125 $75 $200 $130 $20 $50 $70 Corporate & Regional Costs D&C Cost Savings Other Operating & Capital Total Expected Synergies

$1,900 $1,600 $800 $700 $400 $400 $300 $300 COP EOG DVN FANG CHK + SWN OXY CTRA APA OVV MRO EQT Delivering Increased Shareholder Returns Accelerating America’s Energy Reach 10 ▪ ~20% more dividends per share projected over next five years ▪ Flexibility for additional returns through debt paydown and share repurchases ▪ Returns further bolstered by improving S&P 500 Index qualifications $4,100 $3,500 Projected to be the 5 th Largest E&P Dividend Payer Annual Total Dividend ($ millions) (1) (1) Per FactSet 2025 consensus estimates and company disclosures; CHK + SWN dividends assuming 2025 consensus pricing Synergy enhanced best - in - class capital return framework ~$1,400 Base dividend re - affirming annual $2.30/sh Variable dividend 50% of post - base FCF (when available) Share repurchases flexible program Balance sheet management through debt reduction Capital Return Framework PREMIER PORTFOLIO REACHING MORE MARKETS SYNERGIES + ACCRETION CAPITAL STRUCTURE SUSTAINABILITY LEADERSHIP

Investment Grade Quality Capital Structure Accelerating America’s Energy Reach 11 ▪ Expected to reach <1.0x net debt / EBITDAX within one year of closing (2) ▪ Commitment to utilize cash - on - hand to repay debt • Targeting ~$1.1B of debt retirement by YE25 ▪ “Hedge - the - wedge” strategy continues to de - risk capital spend SCALE ~7.9 bcfe/d >15 tcfe of PDP reserves PROFITABILITY Enhanced corporate breakevens DIVERSIFICATION Liquids and increasing exposure to global markets FINANCIAL POLICY Target <1.0x net debt / EBITDAX at $3.00/mcf (~$4.5B or less of pro forma net debt) Transaction Enhances Credit Profile (1) SWN revolver balance as of 9/30/2023 (2) Assuming stri p as of 1/4/2024 PREMIER PORTFOLIO REACHING MORE MARKETS SYNERGIES + ACCRETION CAPITAL STRUCTURE SUSTAINABILITY LEADERSHIP ~ $3,000 $389 $500 $388 $304 $500 $1,200 $1,150 $950 $700 Estimated YE23 Liquidity 2024 2025 2026 2027 2028 2029 2030 2031 2032 Long - Dated Capital Structure with Low Coupons $2,150 (1)

Accelerating America’s Energy Reach 12 ▪ 100% RSG certified across all basins and production ▪ Low - emissions intensity leader focused on continuous improvement ▪ Committed to achieving net zero Scope 1 and 2 GHG emissions by 2035 Sustainability Leadership Deliver energy to accelerate economic progress and increase welfare Minimize emissions from operations Invest in low - carbon solutions with adjacent technologies Transparent disclosures with measurable progress For additional information please refer to CHK’s 2022 Sustainability Report and SWN’s 2022 Corporate Responsibility Report PREMIER PORTFOLIO REACHING MORE MARKETS SYNERGIES + ACCRETION CAPITAL STRUCTURE SUSTAINABILITY LEADERSHIP Sustainability Fundamentals

Accelerating America’s Energy Reach • Positioned to grow production and deliver lower - cost gas for domestic and international consumers • Diversified asset base provides confidence for longer - term supply agreements • Ability to return more cash with lower volatility through price cycles • Investment Grade quality capital structure, improved long - term credit outlook • Enhanced natural gas delivery to de - carbonize power generation through coal displacement • Larger platform to drive ESG synergies and technical innovation • Committed to enhancing communities through ongoing investment and partnerships • Continued responsible operations across portfolio 13 Combination Benefits All Stakeholders Consumers Shareholders Environment Communities PREMIER PORTFOLIO REACHING MORE MARKETS SYNERGIES + ACCRETION CAPITAL STRUCTURE SUSTAINABILITY LEADERSHIP

Don’t overpay. • Attractive relative valuation and balanced contribution from both companies • ~$400 million in annual synergies, with upside Protects balance sheet. • Expects to achieve pro forma net debt / EBITDAX under 1.0x within one year from closing (1) • Accelerates path to Investment Grade Accretive to key metrics. • CFO / share • FCF / share • NAV / share • ROCE Lowers emissions profile. • Increased scale of RSG volumes in a larger and better positioned platform to target net zero Scope 1 and 2 GHG emissions by 2035 Better, not just bigger. • In creases projected dividends per share by ~ 20 % over the next five years • Delivers scale and financial strength sufficient for potential S&P 500 inclusion • Together, the combined company is LNG ready Accelerating America’s Energy Reach 14 Meeting Our Non - Negotiables (1) Assuming stri p as of 1/4/2024 PREMIER PORTFOLIO REACHING MORE MARKETS SYNERGIES + ACCRETION CAPITAL STRUCTURE SUSTAINABILITY LEADERSHIP

Accelerating America’s Energy Reach 15 PREMIER PORTFOLIO REACHING MORE MARKETS SYNERGIES + ACCRETION CAPITAL STRUCTURE SUSTAINABILITY LEADERSHIP Accelerating America’s Energy Reach Fueling a More Affordable, Reliable and Lower Carbon Future Premier Natural Gas Portfolio Combination of three premier natural gas assets provides capital allocation flexibility and the ability to grow volumes Reach More Markets, Mitigate Price Volatility and Increase Revenue Scaled, geographically - advantaged assets create platform to expand marketing and trading function to reach more markets Significant Synergies, Accretive to All Key Per Share Metrics ~$400 million in annual synergies, ~20% improvement to projected dividends, accretive to cash flow, free cash flow, NAV and ROCE Investment Grade Quality Capital Structure Maintain commitment to <1.0x net debt / EBITDAX, lowers cost of capital and improves LNG opportunities Sustainability Leadership 100% RSG certified across all basins and production